Exhibit 99.1

Execution Copy

DUKE ENERGY INDIANA, INC.

$150,000,000 FIRST MORTGAGE BONDS,

SERIES VVV, FLOATING RATE, DUE JULY 11, 2016
$350,000,000 FIRST MORTGAGE BONDS,
SERIES WWW, 4.90%, DUE JULY 15, 2043

UNDERWRITING AGREEMENT

July 8, 2013

Citigroup Global Markets Inc.

388 Greenwich Street
New York, NY 10013

J.P. Morgan Securities LLC

383 Madison Avenue
New York, NY 10179

Scotia Capital (USA) Inc.

1 Liberty Plaza, 25th Floor
165 Broadway

New York, NY 10006

Wells Fargo Securities, LLC

550 South Tryon Street, 5th Floor

Charlotte, NC 28202

As Representatives of the several Underwriters

c/o                               Wells Fargo Securities, LLC

550 South Tryon Street, 5th Floor

Charlotte, NC 28202

Ladies and Gentlemen:

1.              Introductory. DUKE ENERGY INDIANA, INC., an Indiana corporation (the “Company”), proposes, subject to the terms and conditions stated herein, to issue and sell (i) $150,000,000 aggregate principal amount of First Mortgage Bonds, Series VVV, Floating Rate, Due July 11, 2016 (the “2016 Bonds”) and (ii) $350,000,000 aggregate principal amount of First Mortgage Bonds, Series WWW, 4.90%, Due July 15, 2043 (the “2043 Bonds” and together with the 2016 Bonds, the “Bonds”).  The Bonds will be issued under and secured by an Indenture of

Mortgage or Deed of Trust, dated September 1, 1939 (the “Original Mortgage”), between the Company and Deutsche Bank National Trust Company, as successor trustee (the “Trustee”), as supplemented and amended from time to time, including by the Sixty-Sixth Supplemental Indenture, to be dated as of July 11, 2013 (the “Sixty-Sixth Supplemental Indenture” and together with the Original Mortgage (as supplemented and amended) the “First Mortgage Indenture”).  Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Scotia Capital (USA) Inc.  and Wells Fargo Securities, LLC (the “Representatives”) are acting as representatives of the several underwriters named on Schedule A hereto (together with the Representatives, the “Underwriters”).

2.              Representations and Warranties of the Company. As of the date hereof, as of the Applicable Time (as defined below) and as of the Closing Date, the Company represents and warrants to, and agrees with, the several Underwriters that:

(a)                                 A registration statement (No. 333-169633-02), including a prospectus, relating to the Bonds and certain other securities has been filed with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “1933 Act”); such registration statement and any post-effective amendment thereto, each in the form heretofore delivered to you, became effective upon filing with the Commission pursuant to Rule 462 of the rules and regulations of the Commission under the 1933 Act (the “1933 Act Regulations”).  The base prospectus filed as part of such registration statement, as amended and supplemented immediately prior to the Applicable Time, is hereinafter called the “Base Prospectus”; the preliminary prospectus supplement specifically relating to the Bonds immediately prior to the Applicable Time filed with the Commission pursuant to Rule 424(b) of the 1933 Act Regulations is hereinafter called the “Preliminary Prospectus”; the various parts of such registration statement, including all exhibits thereto and including the prospectus supplement relating to the Bonds that is filed with the Commission and deemed by virtue of Rule 430B of the 1933 Act Regulations to be part of such registration statement, each as amended at the time such part of the registration statement became effective, are hereinafter collectively called the “Registration Statement”; the form of the final prospectus relating to the Bonds filed with the Commission pursuant to Rule 424(b) of the 1933 Act Regulations in accordance with Section 5(a) hereof is hereinafter called the “Prospectus” and any information included in such Prospectus that was omitted from the Registration Statement at the time it became effective but that is deemed to be a part of and included in the Registration Statement pursuant to Rule 430B is referred to as “Rule 430B Information”; any reference herein to the Base Prospectus, the Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act, as of the date of such prospectus; any reference to any amendment or supplement to the Base Prospectus, the Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any post-effective amendment to the Registration Statement, the prospectus supplement relating to the Bonds filed with the Commission pursuant to Rule 424(b) under the 1933 Act and any documents filed under the Securities Exchange Act of 1934, as amended (the “1934 Act”), and incorporated therein, in each case after the date of the Base Prospectus, the Preliminary Prospectus or the Prospectus, as the case may be; any reference to any amendment to the Registration Statement shall be deemed to include any annual report of the Company filed pursuant to Section 13(a) or 15(d) of the 1934 Act after the effective date of the Registration Statement that is incorporated by reference in the Registration Statement.  For purposes of this Agreement, the term “Applicable Time” means 3:20 p.m. (New York City Time) on the date hereof.

(b)                                 No stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose or pursuant to Section 8A of the 1933 Act has been initiated or threatened by the Commission.

(c)                                  The Registration Statement, the Base Prospectus, the document or documents specified in Item 3 of Schedule B hereto (such document or documents, the “Permitted Free Writing Prospectus”), the Preliminary Prospectus and the Prospectus conform or will conform, and any amendments or supplements thereto will conform, in all material respects to the requirements of the 1933 Act and the 1933 Act Regulations; the Registration Statement as of its original effective date, at each deemed effective date with respect to the Underwriters pursuant to Rule 430B(f)(2) of the 1933 Act Regulations and at the Closing Date (as defined in Section 3), did not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; the Prospectus and any amendment or supplement thereto, at the time the Prospectus or any such amendment or supplement is issued and at the Closing Date, will not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and the Base Prospectus, the Preliminary Prospectus and the Permitted Free Writing Prospectus (collectively, the “Pricing Disclosure Package”), all considered together, as of the Applicable Time, did not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, the Company makes no representation or warranty to the Underwriters with respect to any statements or omissions made in reliance upon and in conformity with written information furnished to the Company by the Representatives on behalf of the Underwriters specifically for use in the Registration Statement, the Prospectus, the Preliminary Prospectus or the Permitted Free Writing Prospectus.

(d)                                 The Permitted Free Writing Prospectus specified on Schedule B hereto as of its issue date and at all subsequent times through the completion of the public offer and sale of the Bonds (or until any earlier date that the Company notifies the Underwriters as described in Section 5(f)) did not and will not include any information that conflicts with the information contained in the Registration Statement, the Base Prospectus, the Preliminary Prospectus or the Prospectus that has not been superseded or modified.

(e)                                  At the earliest time the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) of the 1933 Act Regulations) of the Bonds, the Company was not an “ineligible issuer” as defined in Rule 405 of the 1933 Act Regulations.  The Company is, and was at the time of the initial filing of the Registration Statement, eligible to use Form S-3 under the 1933 Act.

(f)                                   The documents and interactive data in eXtensible Business Reporting Language (“XBRL”) incorporated or deemed to be incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus, at the time they were filed or hereafter are filed with the Commission, complied or will comply, as the case may be, in all material respects with the requirements of the 1934 Act and the rules and regulations of the Commission thereunder (the “1934 Act Regulations”) and, when read together with the other information in the Prospectus, (a) at the time the Registration Statement became effective, (b) at the Applicable Time and (c) on the Closing Date, did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(g)                                  The Company’s most recent Annual Report on Form 10-K meets the conditions specified in General Instruction I(1) of the General Instructions for Form 10-K, and any Quarterly Report filed on Form 10-Q by the Company after the filing of the Company’s most recent Annual Report on Form 10-K meets the conditions specified in General Instruction H(1) of the General Instructions for Form 10-Q.

(h)                                 The compliance by the Company with all of the provisions of this Agreement has been duly authorized by all necessary corporate action and the consummation of the transactions herein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or its subsidiary is a party or by which either is bound or to which any of their respective properties or assets are subject that would have a material adverse effect on the business, financial condition or results of operations of the Company and its subsidiary, taken as a whole; nor will such compliance result in any violation of the provisions of the Company’s Amended Articles of Consolidation (“Articles”) or the Company’s By-Laws (“By-Laws”) or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or its subsidiary or any of their respective properties that would have a material adverse effect on the business, financial condition or results of operations of the Company and its subsidiary, taken as a whole.  No consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the consummation by the Company of the transactions contemplated by this Agreement, except for authorization by the Indiana Utility Regulatory Commission (“IURC”), registration of the offer and sale of the Bonds under the 1933 Act, qualification of the First Mortgage Indenture under the Trust Indenture Act of 1939 (the “1939 Act”) and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Bonds by the Underwriters.

(i)                                     This Agreement has been duly authorized, executed and delivered by the Company.

(j)                                    The Original Mortgage has been duly authorized, executed and delivered by the Company and duly qualified under the 1939 Act.  The Sixty-Sixth Supplemental Indenture has been duly authorized by the Company and, when executed and delivered by the Company (assuming the due authorization, execution and delivery thereof by the Trustee), the First Mortgage Indenture will constitute a valid and legally binding instrument of the Company, enforceable against the Company in accordance with its terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency, or similar laws affecting creditors’ rights generally, and (ii) the rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability.

(k)                                 The Bonds have been duly authorized by the Company and when executed by the Company, authenticated by the Trustee (in the manner provided in the First Mortgage Indenture) and delivered against payment therefor will constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency, or similar laws affecting creditors’ rights generally, and (ii) the rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability.

(l)                                     The Company (i) is a corporation duly incorporated and validly existing in good standing under the laws of the State of Indiana and (ii) is duly qualified to do business in each jurisdiction where the failure to be so qualified would materially adversely affect the ability of the Company to perform its obligations under this Agreement, the First Mortgage Indenture or the Bonds.

3.              Purchase, Sale and Delivery of Bonds. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees to sell to the Underwriters, and the Underwriters agree, severally and not jointly, to purchase from the Company, at a purchase price of (i) 99.650% of the principal amount of the 2016 Bonds plus accrued interest from July 11, 2013 and (ii) 98.672% of the principal amount of the 2043 Bonds plus accrued interest from July 11, 2013, the respective principal amounts of Bonds set forth opposite the name of each Underwriter on Schedule A hereto plus the respective principal amounts of additional Bonds which each such Underwriter may become obligated to purchase pursuant to the provisions of Section 8 hereof.  The Underwriters hereby also agree to make a payment to the Company in an aggregate amount equal to $550,000, including in respect of expenses incurred by the Company in connection with the offering of the Bonds.

Payment of the purchase price for the Bonds to be purchased by the Underwriters and the payment referred to above shall be made at the offices of Taft Stettinius & Hollister LLP, 425 Walnut Street, Suite 1800, Cincinnati, Ohio 45202, or at such other place as shall be mutually agreed upon by the Representatives and the Company, at 10:00 a.m., New York City time, on July 11, 2013, or such other time and date as shall be mutually agreed upon in writing by the Representatives and the Company (the “Closing Date”).  All other documents referred to herein that are to be delivered at the Closing Date shall be delivered at that time at the offices of Sidley Austin LLP, 787 Seventh Avenue, New York, NY 10019.  Payment shall be made to the Company by wire transfer of immediately available funds to a bank account designated by the Company, against delivery of the Bonds, in fully registered form, to the Representatives for the respective accounts of the Underwriters.  The 2016 Bonds and the 2043 Bonds shall each be delivered in the form of one or more global certificates in aggregate denomination equal to the aggregate principal amount of the respective 2016 Bonds and 2043 Bonds upon original issuance, and registered in the name of Cede & Co., as nominee for The Depository Trust Company (“DTC”).

4.              Offering by the Underwriters. It is understood that the several Underwriters propose to offer the Bonds for sale to the public as set forth in the Pricing Disclosure Package and the Prospectus.

5.              Covenants of the Company. The Company covenants and agrees with the several Underwriters that:

(a)                                 The Company will cause the Preliminary Prospectus and the Prospectus to be filed pursuant to and in compliance with Rule 424(b) of the 1933 Act Regulations; the Company will advise the Underwriters promptly of (x) the filing of any amendment or supplement to the Registration Statement, the Base Prospectus, the Preliminary Prospectus or the Prospectus, and (y) the institution by the Commission of any stop order proceedings in respect of the Registration Statement.  The Company will use its best efforts to prevent the issuance of any such stop order and to obtain as soon as possible its lifting, if issued.

(b)                                 If at any time when a prospectus relating to the Bonds (or the notice referred to in Rule 173(a) of the 1933 Act Regulations) is required to be delivered under the 1933 Act any event occurs as a result of which the Pricing Disclosure Package or the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend the Pricing Disclosure Package or the Prospectus to comply with the 1933 Act, the Company promptly will prepare and file with the Commission an amendment, a supplement or an appropriate document pursuant to Section 13 or 14 of the 1934 Act which will correct such statement or omission or which will effect such compliance.

(c)                                  The Company, during the period when a prospectus relating to the Bonds is required to be delivered under the 1933 Act, will timely file all documents required to be filed with the Commission pursuant to Section 13 or 14 of the 1934 Act.

(d)                                 Without the prior consent of the Underwriters, the Company has not made and will not make any offer relating to the Bonds that would constitute a “free writing prospectus” as defined in Rule 405 of the 1933 Act Regulations, other than the Permitted Free Writing Prospectus; each Underwriter, severally and not jointly, represents and agrees that, without the prior consent of the Company, it has not made and will not make any offer relating to the Bonds that would constitute a “free writing prospectus” as defined in Rule 405 of the 1933 Act Regulations, other than a Permitted Free Writing Prospectus or a free writing prospectus that is not required to be filed by the Company pursuant to Rule 433 of the 1933 Act Regulations (“Rule 433”); any such free writing prospectus (which shall include the pricing term sheet discussed in Section 5(e) below), the use of which has been consented to by the Company and the Underwriters, is specified in Item 3 of Schedule B hereto.  The Company represents that it has treated and agrees that it will treat each Permitted Free Writing Prospectus as an “issuer free writing prospectus,” as defined in Rule 433, and has complied and will comply with the requirements of Rule 433 applicable to any Permitted Free Writing Prospectus, including timely filing with the Commission where required, legending and record keeping.

(e)                                  The Company agrees to prepare a pricing term sheet specifying the terms of the Bonds not contained in the Preliminary Prospectus, substantially in the form of Schedule C hereto and approved by the Representatives on behalf of the Underwriters, and to file such pricing term sheet as an “issuer free writing prospectus” pursuant to Rule 433 prior to the close of business two business days after the date hereof.

(f)                                   The Company agrees that if at any time following the issuance of a Permitted Free Writing Prospectus any event occurs as a result of which such Permitted Free Writing Prospectus would conflict with the information (not superseded or modified) in the Registration Statement, the Pricing Disclosure Package or the Prospectus or would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances then prevailing, not misleading, the Company will give prompt notice thereof to the Underwriters and, if requested by the Underwriters, will prepare and furnish without charge to each Underwriter a free writing prospectus or other document, the use of which has been consented to by the Underwriters, which will correct such conflict, statement or omission; provided, however, that this covenant shall not apply to any statements or omissions made in reliance upon and in conformity with written information furnished to the Company by the Representatives on behalf of the Underwriters specifically for use in the Registration Statement, the Pricing Disclosure Package or the Prospectus.

(g)                                  The Company will timely make generally available to its securityholders as soon as practicable an earnings statement for the purposes of the last paragraph of Section 11(a) of the 1933 Act.

(h)                                 The Company will furnish to you, without charge, copies of the Registration Statement (three of which will include all exhibits other than those incorporated by reference), the Pricing Disclosure Package and the Prospectus, and all amendments and supplements to such documents, in each case as soon as available and in such quantities as you reasonably request.

(i)                                     The Company will arrange or cooperate in arrangements for the qualification of the Bonds for sale under the laws of such jurisdictions as you designate and will continue such qualifications in effect so long as required for the distribution; provided, however, that the Company shall not be required to qualify as a foreign corporation or to file any general consent to service of process under the laws of any state where it is not now so subject.

(j)                                    The Company will pay all expenses incident to the performance of its obligations under this Agreement including (i) the printing and filing of the Registration Statement and the printing of this Agreement and any Blue Sky Survey, (ii) the preparation and printing of certificates for the Bonds, (iii) the issuance and delivery of the Bonds as specified herein, (iv) the fees and disbursements of counsel for the Underwriters in connection with the qualification of the Bonds under the securities laws of any jurisdiction in accordance with the provisions of Section 5(i) and in connection with the preparation of the Blue Sky Survey (such fees not to exceed $5,000), (v) the printing and delivery to the Underwriters, in quantities as hereinabove referred to, of copies of the Registration Statement and any amendments thereto, of the Preliminary Prospectus, of the Prospectus, of any Permitted Free Writing Prospectus and any amendments or supplements thereto, (vi) any fees charged by independent rating agencies for rating the Bonds, (vii) any fees and expenses in connection with the listing of the Bonds on the New York Stock Exchange, (viii) any filing fee required by the Financial Industry Regulatory Authority, (ix) the costs of any depository arrangements for the Bonds with DTC or any successor depositary and (x) the costs and expenses of the Company relating to investor presentations on any “road show” undertaken in connection with the marketing of the offering of the Bonds, including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of the Company, travel and lodging expenses of the Underwriters and officers of the Company and any such consultants, and the cost of any aircraft chartered in connection with the road show; provided, however, the Underwriters shall reimburse a portion of the costs and expenses referred to in this clause (x).

6.              Conditions of the Obligations of the Underwriters. The obligations of the several Underwriters to purchase and pay for the Bonds will be subject to the accuracy of the representations and warranties on the part of the Company herein, to the accuracy of the statements of officers of the Company made pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions precedent:

(a)                                 The Prospectus shall have been filed by the Company with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the 1933 Act Regulations, and each Permitted Free Writing Prospectus shall have been filed by the Company with the Commission pursuant to Rule 433 within the applicable time period prescribed for such filing by the 1933 Act Regulations (to the extent so required).

(b)                                 On or after the Applicable Time and prior to the Closing Date, no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose or pursuant to Section 8A of the 1933 Act shall have been instituted or, to the knowledge of the Company or you, shall be threatened by the Commission.

(c)                                  On or after the Applicable Time and prior to the Closing Date, the rating assigned by Moody’s Investors Service, Inc., Standard & Poor’s Ratings Services or Fitch Ratings Inc. (or any of their successors) to any debt securities or preferred stock of the Company as of the date of this Agreement shall not have been lowered.

(d)                                 Since the respective most recent dates as of which information is given in the Pricing Disclosure Package and the Prospectus and up to the Closing Date, there shall not have been any material adverse change in the condition of the Company and its subsidiary, taken as a whole, financial or otherwise, except as reflected in or contemplated by the Pricing Disclosure Package and the Prospectus, and since such dates and up to the Closing Date, there shall not have been any material transaction entered into by the Company other than transactions contemplated by the Pricing Disclosure Package and the Prospectus and transactions in the ordinary course of business, the effect of which in your reasonable judgment is so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Bonds on the terms and in the manner contemplated by the Pricing Disclosure Package and the Prospectus.

(e)                                  You shall have received an opinion of Kelley A. Karn, Esq., Deputy General Counsel of Duke Energy Business Services LLC, the service company affiliate of the Company, dated the Closing Date, to the effect that:

(i)                                     The Company is a corporation duly organized and validly existing under the laws of the State of Indiana, with power and authority (corporate and other) to own its properties and conduct its business as described in the Pricing Disclosure Package and the Prospectus and to enter into and perform its obligations under this Agreement.

(ii)                                  The Company’s sole subsidiary is a corporation duly organized and validly existing under the laws of Indiana and has due corporate and governmental authority to carry on the business in which it is engaged, except where the failure would not, singularly or in the aggregate, reasonably be expected to have a material adverse effect on the consolidated financial position, stockholder’s equity, results of operations, business or prospects of the Company and its subsidiary, taken as a whole, and to own and operate the properties in use in such business.

(iii)                               The execution, delivery and performance of this Agreement, the First Mortgage Indenture and the Bonds and compliance by the Company with its obligations hereunder and thereunder (x) will not conflict with, or result in any charge or encumbrance upon any of the assets of the Company (other than pursuant to the First Mortgage Indenture) pursuant to the terms of, or constitute a default under, any agreement, indenture or instrument known to such counsel, or result in a violation of the Articles or By-Laws of the Company (as in effect on the Closing Date) or any order, rule or regulation (also as in effect on the Closing Date) of any court or governmental agency having jurisdiction over the Company and (y) the issuance of the Bonds in accordance with the First Mortgage Indenture and the sale of the Bonds in accordance with this Agreement, do not and will not result in any violation by the Company of any of the terms or provisions of the Articles or By-Laws, or of the First Mortgage Indenture, or any mortgage or other agreement or instrument known to such counsel by which the Company is bound.

(iv)                              The First Mortgage Indenture is in due and proper form, has been duly and validly authorized by all necessary corporate action, has been duly executed and delivered by the Company, qualified under the 1939 Act, and, assuming due authorization, execution and delivery by the Trustee, the First Mortgage Indenture is a valid and binding instrument of the Company, enforceable in accordance with its terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency, or similar laws affecting creditors’ rights generally, and (ii) the rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability.

(v)                                 The issue of the Bonds by the Company in accordance with the terms of the First Mortgage Indenture has been duly authorized by all necessary corporate action; when duly executed by the Company, authenticated by the Trustee and delivered to and paid for by the Underwriters pursuant to this Agreement, the Bonds will constitute the legal, valid and binding obligations of the Company enforceable in accordance with their terms, secured by the lien of and entitled to the benefits provided by the First Mortgage Indenture, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency, or similar laws affecting creditors’ rights generally, and (ii) the rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability.

(vi)                              The Company has good and marketable title to the properties, rights and assets described in and conveyed by the First Mortgage Indenture and not released by the Trustee from the lien thereof prior to the time of delivery of the Bonds, subject only to the lien of the First Mortgage Indenture, to “permitted liens” as defined in the First Mortgage Indenture and to certain encumbrances and defects in respect of certain properties in service the aggregate book value of which is not deemed material; the description in the First Mortgage Indenture of such properties, rights and assets is adequate to constitute the First Mortgage Indenture a lien thereon; the First Mortgage Indenture, subject only to the matters referred to above, constitutes a valid and direct first lien on such properties, rights and assets, which include substantially all permanent fixed properties and franchises of the Company (except that real estate which is not used or useful in the public utility business of the Company is excluded from the lien of the First Mortgage Indenture by the provisions thereof); and all permanent fixed properties and franchises acquired by the Company subsequent to the time of issuance of the Bonds (except that in certain cases real estate which is not used or useful in the public utility business of the Company is excluded from the lien of the First Mortgage Indenture by the provisions thereof) will be subject to the lien of the First Mortgage Indenture, subject, however, to “permitted liens” as defined in the First Mortgage Indenture and liens, if any, existing or placed on such properties at the time of acquisition thereof by the Company.

(vii)                           The First Mortgage Indenture, other than the Sixty-Sixth Supplemental Indenture, has been duly filed for record in such manner and in such places as are required by law in order to give constructive notice of, and to establish, preserve and protect the lien of, the First Mortgage Indenture on all property of the Company of every kind referred to in the First Mortgage Indenture as subject to the lien thereof.

(viii)                        Except as referred to in the Pricing Disclosure Package and the Prospectus, there is no action, suit or proceeding, inquiry or investigation, at law or in equity or before or by any court, public board or body, pending or, to such counsel’s knowledge, threatened against or affecting the Company, wherein an unfavorable decision, ruling or finding would (i) materially and adversely affect the condition (financial or otherwise), results of operations, business or properties of the Company or (ii) materially and adversely affect the transactions contemplated by this Agreement, or which would adversely affect the validity or enforceability of the First Mortgage Indenture or the Bonds.  The descriptions in the Registration Statement, the Pricing Disclosure Package and the Prospectus of any legal or governmental proceedings are accurate and fairly present the information required to be shown, and such counsel does not know of any litigation or any legal or governmental proceeding instituted or threatened against the Company or any of its properties that would be required to be disclosed in the Registration Statement, the Pricing Disclosure Package or the Prospectus and is not so disclosed.

(ix)                              An order of the IURC relating to the issuance of the Bonds has been duly entered and, to such counsel’s knowledge, has not been modified or repealed in any respect and is in full force and effect.  The issuance and sale of the Bonds to the Underwriters are in conformity with the terms of such order. Except as may be required under the 1933 Act or the securities or Blue Sky laws of any jurisdiction, no further consent, approval, authorization or order of, or registration or filing with, any court or governmental or public agency, authority or body is required with respect to the Company for the execution, delivery and performance of this Agreement, the First Mortgage Indenture or the Bonds, the issuance by the Company of the Bonds or the consummation by the Company of the transactions contemplated by this Agreement, the First Mortgage Indenture or the Bonds.

In addition, such counsel shall state that no facts have come to such counsel’s attention that have caused such counsel to believe that the Registration Statement, at the Applicable Time, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus, as of its date and as of the Closing Date, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (except that in each case such counsel need not express an opinion as to the financial statements and other financial data included or incorporated by reference therein or excluded therefrom).  Such counsel shall further state that, in addition, no facts have come to such counsel’s attention that have caused such counsel to believe that the Pricing Disclosure Package, as of the Applicable Time, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (except that such counsel need not express an opinion as to the financial statements and other financial data included or incorporated by reference therein or excluded therefrom).

Such counsel shall expressly authorize the Underwriters to rely on such counsel’s opinion dated the Closing Date delivered to the Trustee pursuant to the First Mortgage Indenture.

(f)                                   You shall have received an opinion of Taft Stettinius & Hollister LLP, counsel to the Company, dated the Closing Date, to the effect that:

(i)                                     The Sixty-Sixth Supplemental Indenture has been duly authorized, executed and delivered by the Company, and assuming due authorization, execution and delivery by the Trustee, the First Mortgage Indenture constitutes a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms (subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and other similar laws affecting creditors’ rights generally from time to time in effect, and to general principals of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, regardless of whether considered in a proceeding in equity or at law).

(ii)                                  The Bonds have been duly authorized and, when executed and authenticated in accordance with the provisions of the Original Mortgage and delivered to and paid for by the Underwriters pursuant to this Agreement, will constitute legal, valid and binding obligations of the Company entitled to the benefits of the Original Mortgage and enforceable against the Company in accordance with their terms (subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and other similar laws affecting creditors’ rights generally from time to time in effect and to general principals of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, regardless of whether considered in a proceeding in equity or at law).

(iii)                               This Agreement has been duly authorized, executed and delivered by the Company.

(iv)                              The statements made in the Pricing Disclosure Package and the Prospectus under the captions “Description of the Mortgage Bonds” and “Certain U.S. Federal Income Tax Considerations for Non-U.S. Holders,” and in the Base Prospectus under the caption “Description of the First Mortgage Bonds,” in each case insofar as such statements constitute summaries of the legal matters, documents or proceedings referred to therein, fairly summarize the matters referred to therein in all material respects.

(v)                                 The Company is not, and solely after giving effect to the offering and sale of the Bonds and the application of the proceeds thereof as described in the Prospectus, will not be subject to registration and regulation as an “investment company” as such term is defined in the Investment Company Act of 1940, as amended.

In rendering the foregoing opinions, such counsel may state that it has relied as to certain factual matters on information obtained from public officials, officers and representatives of the Company and has assumed that the signatures on all documents examined by it are genuine, and that such counsel has not independently verified such factual matters or assumptions. In addition, such counsel may assume matters governed by New York law.

You shall also have received a statement of Taft Stettinius & Hollister LLP, dated the Closing Date, to the effect that:

(1)                                 no facts have come to such counsel’s attention that have caused such counsel to believe that the documents filed by the Company under the 1934 Act and the 1934 Act Regulations that are incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus, were not, on their face, appropriately responsive in all material respects to the requirements of the 1934 Act and the 1934 Act Regulations (except that in each case such counsel need not express any view as to the financial statements, schedules and other financial information included or incorporated by reference therein or excluded therefrom or the Form T-1);

(2)                                 no facts have come to such counsel’s attention that have caused such counsel to believe that the Registration Statement, at the Applicable Time and the Prospectus, as of its date, were not, on their face, appropriately responsive in all material respects to the requirements of the 1933 Act and the 1933 Act Regulations (except that in each case such counsel need not express any view as to the financial statements, schedules and other financial information included or incorporated by reference therein or excluded therefrom or the Form T-1); and

(3)                                 no facts have come to such counsel’s attention that have caused such counsel to believe that the Registration Statement, at the Applicable Time, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus, as of its date and as of the Closing Date, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (except that in each case such counsel need not express any view as to the financial statements, schedules and other financial information included or incorporated by reference therein or excluded therefrom or the Form T-1).

Such counsel shall further state that, in addition, no facts have come to such counsel’s attention that have caused such counsel to believe that the Pricing Disclosure Package, as of the Applicable Time, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (except that in each case such counsel need not express any view as to the financial statements, schedules and other financial information included or incorporated by reference therein or excluded therefrom or the Form T-1).

In addition, such statement shall confirm that the Prospectus has been filed with the Commission within the time period required by Rule 424(b) of the 1933 Act Regulations and any required filing of a Permitted Free Writing Prospectus pursuant to Rule 433 of the 1933 Act Regulations has been made with the Commission within the time period required by Rule 433(d) of the 1933 Act Regulations. Such statement shall further state that the Registration Statement became effective upon filing under the 1933 Act and the First Mortgage Indenture has been qualified under the 1939 Act, and that such counsel has been orally advised by the Commission that no stop order suspending the effectiveness of the Registration Statement has been issued and, to the actual knowledge of the attorneys in such counsel’s firm who have done substantive work for the Company or have been principally involved in negotiating and reviewing this Agreement or in the preparation or review of the Registration Statement and the Prospectus, no proceedings for that purpose have been instituted or are pending or threatened by the Commission.

In addition, such counsel may state that such counsel does not pass upon, or assume any responsibility for, the accuracy, completeness or fairness of the statements contained or incorporated by reference in the Registration Statement, the Pricing Disclosure Package or the Prospectus and has made no independent check or verification thereof (except to the limited extent referred to in Section 6(f)(iv) above).

(g)                                  You shall have received opinions and statements of Sidley Austin LLP, counsel for the Underwriters, dated the Closing Date, as to such matters as you may reasonably request; the Company shall have furnished Sidley Austin LLP with such documents as it reasonably requests for the purpose of enabling it to satisfy such request.  In giving its opinion, Sidley Austin LLP may rely on the opinions of Kelley A. Karn, Esq., Deputy General Counsel of Duke Energy Business Services LLC, and Taft Stettinius & Hollister LLP (or other appropriate counsel reasonably satisfactory to the Representatives) as to matters of Indiana law.

(h)                                 On or after the date hereof, there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally or of the securities of Duke Energy Corporation, on the New York Stock Exchange; or (ii) a general moratorium on commercial banking activities in New York declared by either Federal or New York State authorities or a material disruption in commercial banking services or securities settlement or clearance services in the United States; or (iii) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war, if the effect of any such event specified in this subsection (h) in your reasonable judgment makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Bonds on the terms and in the manner contemplated in the Pricing Disclosure Package and the Prospectus. In such event there shall be no liability on the part of any party to any other party except as otherwise provided in Section 7 hereof and except for the expenses to be borne by the Company as provided in Section 5(j) hereof.

(i)                                     You shall have received a certificate of the Chairman of the Board, the President, any Vice President, the Secretary or an Assistant Secretary and any financial or accounting officer of the Company, dated the Closing Date, in which such officers, to the best of their knowledge after reasonable investigation, shall state that the representations and warranties of the Company in this Agreement are true and correct as of the Closing Date, that the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the Closing Date, that the conditions specified in Section 6(c) and Section 6(d) have been satisfied, and that no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are threatened by the Commission.

(j)                                    At the time of the execution of this Agreement, you shall have received a letter dated such date, in form and substance satisfactory to you, from Deloitte & Touche LLP, the Company’s independent public accountants, containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained in or incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus, including specific references to inquiries regarding any increase in long-term debt (excluding current maturities), decrease in net current assets (defined as current assets less current liabilities) or stockholder’s equity, and decrease in operating revenues or net income for the period subsequent to the latest financial statements incorporated by reference in the Registration Statement, as compared with the corresponding period in the preceding year, as of a specified date not more than three business days prior to the date of this Agreement.

(k)                                 At the Closing Date, you shall have received from Deloitte & Touche LLP, a letter dated as of the Closing Date, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (j) of this Section 6, except that the specified date referred to shall be not more than three business days prior to the Closing Date.

(l)                                     An appropriate order or orders of the IURC necessary to permit the issue and sale of the Bonds as contemplated hereby and containing no material provision or condition which is unacceptable to the Company or the Underwriters shall be in effect and no proceedings to suspend the effectiveness of such order or orders shall be pending or threatened.

The Company will furnish you with such conformed copies of such opinions, certificates, letters and documents as you reasonably request.

7.              Indemnification. (a) The Company agrees to indemnify and hold harmless each Underwriter, their respective officers and directors, and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act, as follows:

(i)                                     against any and all loss, liability, claim, damage and expense whatsoever arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto) including the Rule 430B Information, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Prospectus, the Pricing Disclosure Package, the Prospectus (or any amendment or supplement thereto) or any Permitted Free Writing Prospectus, or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, unless such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with written information furnished to the Company by the Representatives on behalf of the Underwriters expressly for use in the Registration Statement (or any amendment thereto), the Preliminary Prospectus, the Pricing Disclosure Package, the Prospectus (or any amendment or supplement thereto) or any Permitted Free Writing Prospectus;

(ii)                                  against any and all loss, liability, claim, damage and expense whatsoever to the extent of the aggregate amount paid in settlement of any litigation, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission or any such alleged untrue statement or omission, if such settlement is effected with the written consent of the Company; and

(iii)                               against any and all expense whatsoever reasonably incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) of this Section 7.

In no case shall the Company be liable under this indemnity agreement with respect to any claim made against any Underwriter or any such controlling person unless the Company shall be notified in writing of the nature of the claim within a reasonable time after the assertion thereof, but failure so to notify the Company shall not relieve it from any liability which it may have otherwise than under subsections 7(a) and 7(b). The Company shall be entitled to participate at its own expense in the defense, or if it so elects within a reasonable time after receipt of such notice, to assume the defense of any suit brought to enforce any such claim, but if it so elects to assume the defense, such defense shall be conducted by counsel chosen by it and approved by the Underwriter or Underwriters or controlling person or persons, or defendant or defendants in any suit so brought, which approval shall not be unreasonably withheld. In any such suit, any Underwriter or any such controlling person shall have the right to employ its own counsel, but the fees and expenses of such counsel shall be at the expense of such Underwriter or such controlling person unless (i) the Company and such Underwriter shall have mutually agreed to the employment of such counsel, or (ii) the named parties to any such action (including any impleaded parties) include both such Underwriter or such controlling person and the Company and such Underwriter or such controlling person shall have been advised by such counsel that a conflict of interest between the Company and such Underwriter or such controlling person may arise and for this reason it is not desirable for the same counsel to represent both the indemnifying party and also the indemnified party (it being understood however, that the Company shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys for all such Underwriters and all such controlling persons, which firm shall be designated in writing by you). The Company agrees to notify you within a reasonable time of the assertion of any claim against it, any of its officers or directors or any person who controls the Company within the meaning of Section 15 of the 1933 Act, in connection with the sale of the Bonds.

(b)                                 Each Underwriter severally agrees that it will indemnify and hold harmless the Company, its directors and each of the officers of the Company who signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act to the same extent as the indemnity contained in subsection (a) of this Section 7, but only with respect to statements or omissions made in the Registration Statement (or any amendment thereto), the Preliminary Prospectus, the Pricing Disclosure Package, the Prospectus (or any amendment or supplement thereto) or any Permitted Free Writing Prospectus, in reliance upon and in conformity with written information furnished to the Company by the Representatives on behalf of the Underwriters expressly for use in the Registration Statement (or any amendment thereto), the Preliminary Prospectus, the Pricing Disclosure Package, the Prospectus (or any amendment or supplement thereto) or any Permitted Free Writing Prospectus.  In case any action shall be brought against the Company or any person so indemnified based on the Registration Statement (or any amendment thereto), the Preliminary Prospectus, the Pricing Disclosure Package, the Prospectus (or any amendment or supplement thereto) or any Permitted Free Writing Prospectus, and in respect of which indemnity may be sought against any Underwriter, such Underwriter shall have the rights and duties given to the Company, and the Company and each person so indemnified shall have the rights and duties given to the Underwriters, by the provisions of subsection (a) of this Section 7.

(c)                                  No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding, and does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

(d)                                 If the indemnification provided for in this Section 7 is unavailable to or insufficient to hold harmless an indemnified party in respect of any and all loss, liability, claim, damage and expense whatsoever (or actions in respect thereof) that would otherwise have been indemnified under the terms of such indemnity, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage or expense (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Bonds. If however, the allocation provided by the immediately preceding sentence is not permitted by applicable law, or if the indemnified party failed to give the notice required above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such loss, liability, claim, damage or expense (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total compensation received by the Underwriters in respect of the underwriting discount as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Underwriters on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 7. The amount paid or payable by an indemnified party as a result of the losses, liabilities, claims, damages or expenses (or actions in respect thereof) referred to above in this Section 7 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Bonds underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations to contribute are several in proportion to their respective underwriting obligations and not joint.

8.              Default by One or More of the Underwriters.  (a) If any Underwriter shall default in its obligation to purchase the principal amount of the 2016 Bonds or the 2043 Bonds, as applicable, which it has agreed to purchase hereunder on the Closing Date, you may in your discretion arrange for you or another party or other parties to purchase such 2016 Bonds and/or

2043 Bonds, as applicable, on the terms contained herein. If within thirty-six hours after such default by any Underwriter you do not arrange for the purchase of such Bonds, then the Company shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to you to purchase such Bonds on such terms. In the event that, within the respective prescribed periods, you notify the Company that you have so arranged for the purchase of such Bonds, or the Company notifies you that it has so arranged for the purchase of such Bonds, you or the Company shall have the right to postpone such Closing Date for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement, the Pricing Disclosure Package or the Prospectus, or in any other documents or arrangements, and the Company agrees to file promptly any amendments to the Registration Statement, the Pricing Disclosure Package or the Prospectus which may be required. The term “Underwriter” as used in this Agreement shall include any person substituted under this Section 8 with like effect as if such person had originally been a party to this Agreement with respect to such Bonds.

(b)                                 If, after giving effect to any arrangements for the purchase of the Bonds of a defaulting Underwriter or Underwriters by you or the Company as provided in subsection (a) above, the aggregate amount of such Bonds which remains unpurchased does not exceed one-tenth of the aggregate amount of all the Bonds to be purchased at such Closing Date, then the Company shall have the right to require each non-defaulting Underwriter to purchase the amount of Bonds which such Underwriter agreed to purchase hereunder at such Closing Date and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the amounts of Bonds which such Underwriter agreed to purchase hereunder) of the Bonds of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

(c)                                  If, after giving effect to any arrangements for the purchase of the Bonds of a defaulting Underwriter or Underwriters by you or the Company as provided in subsection (a) above, the aggregate amount of such Bonds which remains unpurchased exceeds one-tenth of the aggregate amount of all the Bonds to be purchased at such Closing Date, or if the Company shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase the Bonds of a defaulting Underwriter or Underwriters, then this Agreement shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company, except for the expenses to be borne by the Company as provided in Section 5(j) hereof and the indemnity and contribution agreement in Section 7 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

9.              Representations and Indemnities to Survive Delivery. The respective indemnities, agreements, representations, warranties and other statements of the Company or its officers and of the several Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of any Underwriter or the Company, or any of its officers or directors or any controlling person, and will survive delivery of and payment for the Bonds.

10.       Reliance on Your Acts. In all dealings hereunder, the Representatives shall act on behalf of each of the Underwriters, and the Company shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by the Representatives.

11.       No Fiduciary Relationship.  The Company acknowledges and agrees that (i) the purchase and sale of the Bonds pursuant to this Agreement is an arm’s-length commercial transaction between the Company on the one hand, and the Underwriters on the other hand, (ii) in connection with the offering contemplated hereby and the process leading to such transaction, each Underwriter is and has been acting solely as a principal and is not the agent or fiduciary of the Company or its shareholders, creditors, employees, or any other party, (iii) no Underwriter has assumed or will assume an advisory or fiduciary responsibility in favor of the Company with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether such Underwriter has advised or is currently advising the Company on other matters) and no Underwriter has any obligation to the Company with respect to the offering contemplated hereby except the obligations expressly set forth in this Agreement, (iv) the Underwriters and their respective affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Company, and (v) the Underwriters have not provided any legal, accounting, regulatory or tax advice with respect to the transaction contemplated hereby and the Company has consulted its own legal, accounting, regulatory and tax advisors to the extent it deemed appropriate.

12.       Notices. All communications hereunder will be in writing and, if sent to the Underwriters, will be mailed or telecopied and confirmed to Citigroup Global Markets Inc. General Counsel (fax no.:  (212) 816-7912) and confirmed to the General Counsel, Citigroup Global Markets Inc., at 388 Greenwich Street, New York, New York 10013, Attention: General Counsel; J.P. Morgan Securities LLC, 383 Madison Avenue, New York, New York 10179, Attn: High Grade Syndicate Desk, Telephone: (212) 834-4533; Scotia Capital (USA) Inc., 1 Liberty Plaza, 25th Floor, 165 Broadway, New York, New York 10006, Attention: Debt Capital Markets (Fax no.: 212-225-6550); and Wells Fargo Securities, LLC, 550 South Tryon Street, 5th Floor, Charlotte, NC 28202, Attention: Transaction Management (fax no.: 704-410-0326) or if sent to the Company, will be mailed or telecopied and confirmed to it at 550 S. Tryon Street, Charlotte, North Carolina 28202, facsimile number (980) 373-8640, attention of Treasurer. Any such communications shall take effect upon receipt thereof.

13.       Business Day. As used herein, the term “business day” shall mean any day when the Commission’s office in Washington, D.C. is open for business.

14.       Successors. This Agreement shall inure to the benefit of and be binding upon the Underwriters and the Company and their respective successors.  Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the parties hereto and their respective successors and the controlling persons, officers and directors referred to in Section 7 and their respective successors, heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained; this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of the parties hereto and their respective successors and said controlling persons, officers and directors and their respective successors, heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Bonds from any Underwriter shall be deemed to be a successor or assign by reason merely of such purchase.

15.       Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

16.       Applicable Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

If the foregoing is in accordance with your understanding, kindly sign and return to us two counterparts hereof, and upon confirmation and acceptance by the Underwriters, this letter and such confirmation and acceptance will become a binding agreement between the Company, on the one hand, and each of the Underwriters, on the other hand, in accordance with its terms.

Very truly yours,

DUKE ENERGY INDIANA, INC.

By:	/s/ W. Bryan Buckler
Name: W. Bryan Buckler
Title: Assistant Treasurer

The foregoing Underwriting Agreement is hereby
confirmed and accepted as of the date first above written:

CITIGROUP GLOBAL MARKETS INC.	J.P. MORGAN SECURITIES LLC

/s/ Brian D. Bednarski	/s/ Robert Bottamedi
Name: Brian D. Bednarski	Name: Robert Bottamedi
Title: Managing Director	Title: Vice President

SCOTIA CAPITAL (USA) INC.	WELLS FARGO SECURITIES, LLC

/s/ Paul McKeown	/s/ Carolyn Hurley
Name: Paul McKeown	Name: Carolyn Hurley
Title: Managing Director	Title: Director

For themselves and as Representatives of the several Underwriters named on Schedule A hereto.

SCHEDULE A

Underwriter	Principal Amount of 2016 Bonds	Principal Amount of 2043 Bonds

Citigroup Global Markets Inc.	$33,000,000	$77,000,000
J.P. Morgan Securities LLC	33,000,000	77,000,000
Scotia Capital (USA) Inc.	33,000,000	77,000,000
Wells Fargo Securities, LLC	33,000,000	77,000,000
BBVA Securities Inc.	6,000,000	14,000,000
KeyBanc Capital Markets Inc.	6,000,000	14,000,000
U.S. Bancorp Investments, Inc.	6,000,000	14,000,000

Total	$150,000,000	$350,000,000

A-1

SCHEDULE B

PRICING DISCLOSURE PACKAGE

Item

1)                                     Base Prospectus

2)                                     Preliminary Prospectus Supplement dated July 8, 2013

3)                                     Permitted Free Writing Prospectuses

a)                   Pricing Term Sheet attached as Schedule C hereto

B-1

SCHEDULE C

Filed pursuant to Rule 433

July 8, 2013

Relating to

Preliminary Prospectus Supplement dated July 8, 2013 to

Prospectus dated September 29, 2010

Registration Statement No. 333-169633-02

Duke Energy Indiana, Inc.
$150,000,000 First Mortgage Bonds, Series VVV, Floating Rate, Due July 11, 2016
$350,000,000 First Mortgage Bonds, Series WWW, 4.90%, Due July 15, 2043

Pricing Term Sheet

Issuer:	Duke Energy Indiana, Inc.

Settlement:	July 11, 2013; T+3

Security Description:	First Mortgage Bonds, Series VVV, Floating Rate, Due July 11, 2016	First Mortgage Bonds, Series WWW, 4.90%, Due July 15, 2043

Interest Payment Dates:	January 11, April 11, July 11 and October 11 of each year, beginning on October 11, 2013	January 15 and July 15 of each year, beginning on January 15, 2014

Principal Amount:	$150,000,000	$350,000,000

Maturity:	July 11, 2016	July 15, 2043

Coupon:	Floating Rate – reset quarterly based on the three-month LIBOR plus 0.35%	4.90%

Benchmark Treasury:	N/A	3.125% due February 15, 2043

Benchmark Treasury Yield:	N/A	3.629%

Spread to Benchmark Treasury:	N/A	+130 bps

Yield to Maturity:	N/A	4.929%

Price to Public:	100.00% per 2016 Mortgage Bond	99.547% per 2043 Mortgage Bond

Redemption Provisions:	The issuer will not redeem the 2016 Mortgage Bonds prior to maturity.	At any time before January 15, 2043, the 2043 Mortgage Bonds will be redeemable in whole or in part, at the issuer’s option at any time, at a redemption price equal to the greater of (i) 100% of the principal amount of the 2043 Mortgage Bonds to be redeemed and (ii) the sum of the present values of the remaining scheduled payments of principal and interest thereon (exclusive of interest accrued to the date of redemption) discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the treasury rate plus 25 basis points, plus in each case accrued and unpaid interest to the date of redemption.

At any time on or after January 15, 2043, the 2043 Mortgage Bonds will be redeemable in whole or in part, at the issuer’s option at any time, at a redemption price equal to 100% of the principal amount of the 2043 Mortgage Bonds to be redeemed plus accrued and unpaid interest to the date of redemption.

CUSIP / ISIN:	263901 AE0 / US263901AE08	263901 AF7 / US263901AF72

Joint Book-Running Managers:	Citigroup Global Markets Inc. J.P. Morgan Securities LLC Scotia Capital (USA) Inc. Wells Fargo Securities, LLC

Co-Managers:	BBVA Securities Inc. KeyBanc Capital Markets Inc. U.S. Bancorp Investments, Inc.

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates.  Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.  Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling, Citigroup Global Markets Inc. toll-free at

(800) 831-9146, J.P. Morgan Securities LLC collect at (212) 834-4533, Scotia Capital (USA) Inc. toll-free at (800) 372-3930 or Wells Fargo Securities, LLC toll-free at (800) 326-5897.